Exhibit 99.1

Li-Cycle and Helbiz Partner to Advance Battery Recycling in Micro-Mobility

Li-Cycle and Helbiz to create a sustainable and circular battery supply chain for scooters and e-bikes

TORONTO, Ontario and NEW YORK, New York (July 13, 2021) – Li-Cycle Corp. (“Li-Cycle” or “the Company”), an industry leader in lithium-ion battery resource recovery and the leading lithium-ion battery recycler in North America, and Helbiz, a global leader in micro-mobility, today announced a partnership to create a safe and sustainable recycling solution for end-of-life lithium-ion batteries used in e-scooters and e-bikes.

As the global shift toward electrification continues to accelerate, the popularity of micro-mobility is following suit, with the global market expected to grow to $150 billion by 2025, according to Market Research Future. Helbiz, a prominent player in the micro-mobility industry, has set out to develop the infrastructure to create greener cities with less congestion, noise, and pollution while presenting riders with a faster and more affordable way to reach their destinations via its fleets of e-scooters and e-bikes. Li-Cycle intends to utilize its Spoke & Hub Technologies™ to efficiently, safely, and sustainably recover the end-of-life batteries from Helbiz’s fleets and return the valuable materials contained within back into the supply chain.

“We believe Li-Cycle and Helbiz are ideal partners as we are two innovative companies working toward the same vision for a sustainable electric mobility sector,” said Kunal Phalpher, Chief Commercial Officer of Li-Cycle. “This partnership represents a critical first step for our collaboration as we seek to create a closed lithium-ion battery recycling loop on a global scale. Together, we intend to recover valuable materials from old scooters and e-bikes to be reused in new ones in cities around the world via a truly sustainable, fit-for-purpose pathway.”

Both Li-Cycle and Helbiz have previously announced plans to become publicly traded companies in the United States via business combinations with special purpose acquisition companies (SPACs) and have plans to expand operations in Europe. In the coming months, Li-Cycle expects to recycle 500 lithium-ion batteries from Helbiz e-bikes and e-scooters, with volume set to increase heading into 2022 as Li-Cycle supports Helbiz’s operations in the United States and abroad.

“We are proud to partner with Li-Cycle and look forward to working closely with their team to develop and implement a safe and sustainable recycling solution for the batteries used in our e-scooters and e-bikes,” said Ruggero Cipriani Foresio, Chief Marketing Officer of Helbiz. “This collaboration further supports our commitment to worldwide sustainability and our dedication to lead each city we operate in towards a greener future.”

Li-Cycle is aiming to support Helbiz’s net zero emission target by 2022 while simultaneously facilitating Helbiz’s ability to achieve a 100% recycling target, with a view to advancing sustainability efforts in the micro-mobility sector and further minimizing the environmental footprint of shared scooters and e-bikes.

On February 16, 2021, Li-Cycle announced its entry into a definitive business combination agreement with Peridot Acquisition Corp. (NYSE: PDAC) (“Peridot”). Upon the closing of the business combination (the “Business Combination”), which is expected in the third quarter of 2021, the combined company will be named Li-Cycle Holdings Corp. (“Newco”).

About Li-Cycle

Li-Cycle is on a mission to leverage its innovative Spoke & Hub Technologies™ to provide a customer-centric, end-of-life solution for lithium-ion batteries, while creating a secondary supply of critical battery materials. Lithium-ion rechargeable batteries are increasingly powering our world in automotive, energy storage, consumer electronics, and other industrial and household applications. The world needs improved technology and supply chain innovations to better manage battery manufacturing waste and end-of-life batteries and to meet the rapidly growing demand for critical and scarce battery-grade raw materials through a closed-loop solution. For more information, visit https://li-cycle.com/.

About Helbiz

Helbiz is a global leader in micro-mobility services. Launched in 2016 and headquartered in New York City, the company operates e-scooters, e-bicycles, and e-mopeds in over 30 cities around the world including Washington, D.C., Alexandria, Arlington, Jacksonville, Miami, Milan, Richmond and Rome. Helbiz utilizes a customized, proprietary fleet management platform, artificial intelligence, and environmental mapping to optimize operations and business sustainability. Helbiz announced on February 8, 2021, it has entered into a merger agreement with GreenVision Acquisition Corp. (Nasdaq: GRNV) ("GreenVision") a SPAC, which, upon closing, will result in Helbiz becoming the first micro-mobility company listed on Nasdaq. For more information, visit http://www.helbiz.com.

LI-CYCLE CONTACTS

Investor Relations: investors@li-cycle.com

Press: media@li-cycle.com

HELBIZ CONTACTS

For investor and media inquiries, contact:

Global Head of Communications:

Davide D’Amico - tel. +39 335 7715011 email: davide.damico@helbiz.com

PR and Communication Manager:

Chiara Garbuglia - +39 335 7388163 email: chiara.garbuglia@helbiz.com

Regions

USA

The Blueshirt Group

Gary Dvorchak, CFA - Phone: +1 (323) 240-5796 - email: gary@blueshirtgroup.com

Agent of Change

Marcy Simon - Phone: +1 (917) 833-3392 - Email: marcy@agentofchange.com

For additional information, visit www.helbiz.com.

ABOUT HELBIZ

Helbiz is a global leader in micro-mobility services. Launched in 2016 and headquartered in New York City, the company operates e-scooters, e-bicycles and e-mopeds in nearly 30 cities around the world including Washington, D.C., Alexandria, Arlington, Miami, Milan and Rome. Helbiz utilizes a customized, proprietary fleet management platform, artificial intelligence and environmental mapping to optimize operations and business sustainability. In Q1 2021, Helbiz Inc announced a merger with SPAC GreenVision Acquisition Corp. (Nasdaq: GRNV), resulting in it becoming the first micro-mobility company listed on Nasdaq upon completion.

Forward-Looking Statements

Certain statements made in this press release are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, actual results may differ materially from the Company’s or GreenVision’s expectations or projections. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (ii) the ability of the Company to meet Nasdaq listing standards following the transaction and in connection with the consummation thereof; (iii) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of the Company or the stockholders of GreenVision or other reasons; (iv) the failure to meet the minimum cash requirements of the Merger Agreement due to GreenVision stockholder redemptions and the failure to obtain replacement financing; (v) the failure to meet projected development and production targets; (vi) costs related to the proposed transaction; (vii) changes in applicable laws or regulations; (viii) the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to pursue a growth strategy and manage growth profitability; (ix) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (x) the effect of the COVID-19 pandemic on the Company and GreenVision and their ability to consummate the transaction; and (xi) other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the Securities and Exchange Commission (the “SEC”) by the Company. Additional information concerning these and other factors that may impact the Company’s expectations and projections can be found in GreenVision’s periodic filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and amended on May 21, 2021. GreenVision's SEC filings are available publicly on the SEC's website at www.sec.gov. Any forward-looking statement made by us in this press release is based only on information currently available to GreenVision and Helbiz and speaks only as of the date on which it is made. GreenVision and Helbiz undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.

Additional Information about the Transaction and Where to Find It

In connection with the proposed business combination, GreenVision filed a preliminary proxy statement with the SEC. Additionally, GreenVision will file other relevant materials with the SEC in connection with the business combination. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. Security holders of GreenVision are urged to read the preliminary proxy statement, the definitive proxy statement and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release. GreenVision’s stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available as well as other documents filed with the SEC by GreenVision, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: GreenVision Acquisition Corp., 8 The Green, Suite #4966, Dover, DE 19901, Attention: Chief Financial Officer, Tel. (302 289-8280).

Participants in Solicitation

GreenVision and its directors and officers may be deemed participants in the solicitation of proxies of GreenVision’s shareholders in connection with the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in GreenVision is contained in the preliminary proxy statement with respect to the proposed business combination filed on April 8, 2021 with the SEC, and in GreenVision’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and subsequently amended, which was filed with the SEC Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of GreenVision’s executive officers and directors in the solicitation by reading GreenVision’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and the definitive proxy statement and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of GreenVision’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the definitive proxy statement relating to the business combination when it becomes available.

Helbiz and its officers and directors may also be deemed participants in such solicitation.  A list of the names of such directors and executive officers and information regarding their interests in the business combination are set forth in the preliminary proxy statement, which was filed on April 8, 2021 with the SEC and the definitive proxy statement for the business combination when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This press release does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This press release also does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts

For investor and media inquiries, contact:

Global Head of Communications:

Davide D’Amico - tel. +39 335 7715011 email: davide.damico@helbiz.com

PR and Communication Manager:

Chiara Garbuglia - +39 335 7388163 email: chiara.garbuglia@helbiz.com

Regions

USA

The Blueshirt Group

Gary Dvorchak, CFA - Phone: +1 (323) 240-5796 - email: gary@blueshirtgroup.com

Agent of Change

Marcy Simon - Phone: +1 (917) 833-3392 - Email: marcy@agentofchange.com

EUROPE

Helbiz Investor Relations: investor.relations@helbiz.com